Note 7 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Text Block]
Note 7 – Commitments and Contingencies

Operating Leases

The Company leased its office facilities in Atlanta, Georgia for $4,796 per month. The original term of the lease was 38 months and expired on May 31, 2011. The lease was extended to December 31, 2011.

On January 6, 2012, the Company moved into a new facility in Atlanta, Georgia and signed a new lease with a term of 66 months with escalating lease payments beginning at $2,163 per month. At December 31, 2011, future minimum lease payments under the lease are as follows:

2012	$25,956
2013	26,735
2014	27,550
2015	28,366
2016	29,219
2017	15,054
$152,880

Rent expense was $65,369 and $63,445 for the nine months ended September 30, 2011 and 2010, respectively.

Acquisition Liabilities

Pursuant to the Share Exchange Agreement with Rogue Paper, Inc., commencing six months from the Execution Date, both the Company and the holders of the Preferred Shares shall have the option to redeem any portion of such holders Preferred Shares for cash, at a price of sixty cents ($0.60) per share, or $1,075,000.  Commencing twenty four (24) months from the Execution Date, holders of the remaining forty-nine percent (49%) of Rogue Paper Common Shares, have the option to have such shares redeemed by the Company for cash, at a price of $0.03 per share, or $29,973.  (see Note 8 – Acquisition).

License Agreement

On October 5, 2011, the Company entered into a license with BBGN&K LLC (“BBGN&K”) for the rights to use certain patented technologies of which BBGN&K owns the patents. The license agreement calls for royalty payments beginning in 2012 of 8% of EarthSearch’s revenues to be paid quarterly. (see Note 4 – Related Parties).